NCR Forms STRATEGIC PARTNERSHIP WITH BLACKSTONE November 12, 2015 Exhibit 99.2

FORWARD-LOOKING STATEMENTS Comments made during this conference call and in these materials contain forward-looking statements. Forward-looking statements use words such as “expect,” “anticipate,” “outlook,” “intend,” “believe,” “will,” “should,” “would,” “could” and words of similar meaning. Statements that describe or relate to NCR’s plans, goals, intentions, strategies or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Forward-looking statements are based on NCR’s current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of NCR’s control. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including factors relating to: the successful closing of the investment by Blackstone and achievement of its potential benefits; domestic and global economic and credit conditions, including, in particular, market conditions and investment trends in the retail industry, and economic and market conditions in China and Russia; the impact of our indebtedness and its terms on our financial and operating activities; our ability to successfully introduce new solutions and compete in the information technology industry; the transformation of our business model and our ability to sell higher-margin software and services; our ability to improve execution in our sales and services organizations; defects or errors in our products or problems with our hosting facilities; manufacturing disruptions; collectability difficulties in subcontracting relationships in emerging industries; the historical seasonality of our sales; foreign currency fluctuations; the availability and success of acquisitions, divestitures and alliances, including the acquisition of Digital Insight; our pension strategy and underfunded pension obligation; the success of our ongoing restructuring plan; tax rates; compliance with data privacy and protection requirements; reliance on third party suppliers; development and protection of intellectual property; workforce turnover and the ability to attract and retain skilled employees; environmental exposures from our historical and ongoing manufacturing activities; uncertainties with regard to regulations, lawsuits, claims and other matters across various jurisdictions; and the other risks and uncertainties described in NCR’s filings with the Securities and Exchange Commission (the “SEC”), including under the headings “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in NCR’s annual report on Form 10-K for the year ended December 31, 2014 filed with the SEC on February 27, 2015 and in any of NCR’s subsequently filed Form 10-Qs. Any forward-looking statement speaks only as of the date on which it is made. NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

IMPORTANT INFORMATION These materials are for informational purposes only and are not an offer to buy or the solicitation of an offer to sell any securities of NCR. The tender offer described during this conference call and in these materials has not yet commenced, and there can be no assurances that NCR will commence the tender offer on the terms described during this conference call and in these materials or at all. If NCR commences the tender offer, the tender offer will be made solely by an Offer to Purchase and related materials, which NCR will file with the SEC. Investors are urged to read these materials when they become available, as well as any other relevant documents filed with the SEC when they become available, carefully and in their entirety because they will contain important information, including the terms and conditions of the tender offer. If NCR commences the tender offer, it will file each of the documents referenced in this paragraph with the SEC, and, when available, investors may obtain a free copy of them from the SEC at its website www.sec.gov, or free of charge from NCR at http://investor.ncr.com or by directing a request to Gavin Bell, Vice President of Investor Relations, at 212-589-8468 or gavin.bell@ncr.com. USE OF CERTAIN TERMS As used in these materials, the term “recurring revenue” means the sum of cloud, hardware maintenance and software maintenance revenue.

Overview NCR Board has completed a thorough review of alternatives aimed at maximizing value Determined execution of strategic plan is best way to build long-term shareholder value Strategic partnership with Blackstone will enable NCR to accelerate its transformation $820 million equity investment from Blackstone reflects confidence in NCR’s long-term potential, management team and business strategy Blackstone is an experienced technology investor and will add value to NCR’s transformation strategy Accelerate NCR strategic transformation to an integrated software and services company Focus on growing recurring revenue, optimizing manufacturing and supply chain, expanding partnership network and rationalizing costs Two Blackstone representatives will join NCR’s board Transaction enables NCR to return capital to shareholders through a share repurchase of up to $1 billion, while preserving ability to fund growth and create significant long-term shareholder value

Blackstone investment terms Purchasing $820 million of perpetual convertible preferred shares Conversion price of $30.00, represents an 18% premium to the 30-day volume-weighted average price 5.5% preferred dividend per annum; payable in kind for first four years following issuance On an as-converted basis, the preferred stock will represent approximately 17% of NCR’s shares outstanding after giving effect to the Blackstone investment and share repurchase*. Two Blackstone representatives to join NCR Board: Chinh Chu, Senior Managing Director, and Greg Blank, Managing Director, of Blackstone Blackstone will be prohibited from selling any preferred or common shares for 18 months after closing Long-term equity investment; subject to repurchase by NCR at Blackstone’s option after 8.5 years, and every 3 years thereafter *Assumes $1 billion tender offer is fully subscribed at the mid-point of the anticipated price range

SHARE Repurchase terms Up to $1 billion of common shares through a modified “Dutch Auction” tender offer Expected to commence November 13, 2015 at an expected price range between $26.00 and $29.50 per share Funded with 100% of the Blackstone investment, and from cash and revolving facilities No minimum tender condition Tender offer will expire on December 11, 2015, unless extended or terminated by NCR Full terms and conditions in "Offer to Purchase" and "Letter of Transmittal" to be filed with SEC

NCR’s Corporate Transformation What we have done Current environment Positioned for the future Strong execution of corporate plan demonstrated by results Successful business model shift, increasing gross and NPOI margins and growing recurring revenue Integration of several transformative M&A transactions, including Digital Insight, Radiant and Retalix Substantial resolution of legacy issues (e.g., pension liability) Rationalizing and integrating software & cloud assets to deliver unparalleled value to our customers Expanding go-to-market to drive sustainable growth; new geographies, omni-channel, SMB, SW, services Reallocating resources and investment to higher-margin/higher-growth areas Gaining market share over traditional competitors Winning important, strategic software/cloud footholds in all industries Growing our recurring revenue streams, strengthening our long-term foundation Organizing for the future and recruiting talent for “tomorrow”

NCR-Blackstone areas of focus SOFTWARE AND SERVICES Further reallocation of resources toward software development and selling capabilities Leverage software development expertise and best practices across business lines Drive services productivity, customer satisfaction and higher margins Margin IMPROVEMENT In Hardware and SUPPLY CHAIN Promote Lean manufacturing and leveraging common platform across product lines Support continual improvement in manufacturing facilities Bring focus to product lifecycle management Leverage procurement expertise to improve negotiation and sourcing processes Ongoing Cost optimization Conduct regular detailed reviews of organizational structure and operations Optimize field services organization Enhance labor productivity

Capital structure WELL positioned for GROWTH Investment treated as mezzanine equity on NCR's balance sheet Included in EPS on an as-if converted basis; mildly accretive to 2016 EPS Enables NCR to maintain a solid credit profile PIK preferred dividend supports strong free cash flow generation Maintains strong liquidity profile, conservative leverage with attractive de-leveraging

Summary Blackstone investment will accelerate strategic transformation Investment reflects confidence in NCR’s long-term value-creation potential, management team and business strategy Board additions to provide valuable insight to the Company Return capital to shareholders through a share repurchase of up to $1 billion